UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 22, 2008
MBF HEALTHCARE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33396	22-3934207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
121 Alhambra Plaza, Suite 1100, Coral Gables, Florida 33432
(Address of principal executive offices)
(305) 461-1162
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On April 22, 2008, MBF Healthcare Acquisition Corp. (“MBH”), Critical Homecare Solutions Holdings, Inc. (“CHS”), and Kohlberg Investors V, L.P. (the “Seller’s Representative”) entered into Amendment No. 1 (the “Amendment”) to the Stock Purchase Agreement, dated February 6, 2008 (the “Stock Purchase Agreement”), by and among MBH, CHS and the Sellers’ Representative and the other stockholders of CHS (each, together with the Sellers’ Representative, a “Seller” and collectively the “Sellers”).
The Amendment was entered into to provide for the issuance of 4,000 shares of Series A Convertible Preferred Stock, $0.001 par value (“Preferred Shares”), by CHS to certain Sellers and to include the Preferred Shares in the outstanding capital stock of CHS to be acquired by MBH in the transaction. In addition, the Amendment amended Section 7.23 of the Stock Purchase Agreement to indicate that CHS will appoint a designee of the Kohlberg Entities, as defined in the Stock Purchase Agreement, to the Board of Directors of MBH rather than nominate a designee for election as previously contemplated.
The foregoing description is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and incorporated herein by this reference.
Additional Information and Where to Find It.
     On February 14, 2008, MBH filed a preliminary proxy statement concerning the previously announced proposed transaction between MBH and CHS, which will be subject to review by the Securities and Exchange Commission. Amendment No. 1 to the preliminary proxy statement was filed on April 1, 2008. MBH stockholders and other interested persons are urged to read the definitive proxy statement and other relevant materials when they become available as they will contain important information about MBH, CHS and the proposed transaction. Such persons can also read MBH’s final prospectus dated April 17, 2007, for a description of the security holdings of the MBH officers and directors and their respective interests in the successful consummation of the proposed transaction. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed transaction.
Participants in Solicitation.
     MBH and its directors and executive officers and CHS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MBH stock in respect of the proposed transaction. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement relating to the proposed transaction and MBH’s Annual Report on Form 10-K for its fiscal year ended December 31, 2007 when they become available.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

2.1
Amendment No. 1, dated April 22, 2008, to the Stock Purchase Agreement, dated February 6, 2008, by and among MBF Healthcare Acquisition Corp., Critical Homecare Solutions Holdings, Inc., Kohlberg Investors V, L.P. and other stockholders of Critical Homecare Solutions Holdings, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2008	MBF HEALTHCARE ACQUISITION CORP.
/s/ Miguel B. Fernandez
Miguel B. Fernandez
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1
Amendment No. 1, dated April 22, 2008, to the Stock Purchase Agreement, dated February 6, 2008, by and among MBF Healthcare Acquisition Corp., Critical Homecare Solutions Holdings, Inc., Kohlberg Investors V, L.P. and other stockholders of Critical Homecare Solutions Holdings, Inc.

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